UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023 (July 27, 2023)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35975 (Commission File Number)	27-1650905 (IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO (Address of principal executive offices)	80021 (Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2023, the board of directors (the “Board”) of Gogo Inc. (the “Company”) adopted amendments to the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include amendments to do the following: (i) update and modernize the provisions governing stockholder voting lists, based on recent amendments to the Delaware General Corporation Law; (ii) update the informational and other requirements and procedures for any stockholder nominating individuals for election to the Board or proposing other business at a stockholder meeting, including to address the adoption by the Securities and Exchange Commission of “universal proxy” rules; and (iii) update and streamline the provisions related to the appointment of the Company’s officers, including to clarify that each of the Chief Executive Officer and President and Chief Operating Officer have certain responsibilities, which, as set forth in the Amended and Restated Bylaws, have customarily been held by the individuals in those roles. The amendments also reflect certain other clarifying and/or conforming changes.

The foregoing summary is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference in this Item 5.03. Additionally, a copy of the Amended and Restated Bylaws, marked to show changes to the original bylaws (additions are underlined and deletions are struck through), is also attached hereto as Exhibit 3.2 and incorporated by reference in this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1 3.2 104	Amended and Restated Bylaws. Amended and Restated Bylaws (marked). Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOGO INC.

By: /s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel and Secretary

Date: August 2, 2023